EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report on Form 10-K of Saucony, Inc. (the "Company") for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned John
H. Fisher, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.



Dated:  March 16, 2005                   /s/ John H. Fisher
                                         John H. Fisher
                                         Chief Executive Officer